iShares®

iShares Trust (the “Trust”)

Supplement dated June 22, 2012

to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

dated August 1, 2011 for the

iShares 2012 S&P AMT-Free Municipal Series (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Fund’s Summary Prospectus, Prospectus and SAI.

On September 17, 2009, in connection with the establishment of the Fund, the Board of Trustees of the Trust approved the planned liquidation, dissolution and termination of the Fund. As a result, the last day of trading in the Fund on NYSE Arca, Inc. (“NYSE Arca”) will be August 15, 2012. NYSE Arca will suspend trading in the Fund before the open of trading on August 16, 2012 and shares of the Fund will no longer be available for new investments as of this date. The liquidation of the Fund will be carried out on or about August 21, 2012. The Fund’s final net asset value, as calculated on August 15, 2012, will include any costs associated with the liquidation expected to be borne by the Fund.

Because shares of the Fund will not be traded on NYSE Arca during the period between August 16, 2012 and August 21, 2012, we cannot assure that there will be a market for your shares. Further, during this period, the Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund not being able to track its Underlying Index, and the Fund will hold cash and securities that may not be consistent with its investment objective and strategy. During this period, existing shareholders may reinvest their dividends and distributions in other iShares funds. Please carefully read the prospectus of any other iShares fund in which you may wish to invest or reinvest dividends and distributions. Shareholders wishing to sell their holdings prior to August 16, 2012 may incur the usual and customary brokerage commissions associated with sale of Fund shares.

At the time the liquidation of the Fund is carried out, shares of the Fund will be individually redeemed. If you still hold shares of the Fund as of August 16, 2012, the Fund will redeem your shares for cash based on the net asset value as of close of business on August 15, 2012, which will include any dividends and distributions calculated as of that date.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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